                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  March 29, 1999



                     Ticketmaster Online-CitySearch, Inc.
                 ---------------------------------------------
            (Exact name of registrant as specified in its charter)



   Delaware                            0-25041                95-4546874
   --------                         -------------             ----------
(State or other                      (Commission             (IRS Employer
jurisdiction of                      File Number)         Identification No.)
 incorporation)



          790 E. Colorado Boulevard, Suite 200, Pasadena, CA        91101
          --------------------------------------------------        -----
                (Address of principal executive offices)          (Zip Code)




    Registrant's telephone number, including area code: (626) 405-0050

Item 5.  Other Events

     On March 29, 1999, Ticketmaster Online-CitySearch, Inc. ("TMCS") and CityAuction, Inc. ("CityAuction") consummated an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the merger of a wholly-owned TMCS subsidiary, Nero Acquisition Corporation, Inc. ("Sub") with and into CityAuction.

     Pursuant to the Reorganization Agreement:

     (i) Each issued and outstanding share of capital stock of Sub was converted into one share of Common Stock of CityAuction.

     (ii) Each issued and outstanding share of Common Stock of CityAuction was canceled and converted into the right to receive 0.279971340 shares of Class B Common Stock of TMCS.

     (iii) Each issued and outstanding share of Preferred Stock of CityAuction was canceled and converted into the right to receive the number of shares of TMCS Class B Common Stock equal to the number of shares of CityAuction Preferred Stock held multiplied by 0.013520482 plus the number of shares of CityAuction Preferred Stock held multiplied by 0.279971340.

     The consideration paid by TMCS pursuant to the merger equaled approximately 800,000 shares of TMCS Class B Common Stock, including Class B Common Stock that was reserved for issuance upon exercise of the CityAuction options assumed by TMCS. In addition, as part of the merger consideration, TMCS granted CityAuction employees stock options under its 1998 Stock Option Plan exercisable for an aggregate of 200,000 shares of TMCS Class B Common Stock, the exercise price for which equaled $34.00 per share.

Item 7.  Financial Statements and Exhibits.

         (c)    Exhibits

              Exhibit No.                                          Description
         ---------------------            -----------------------------------------------------------
                 2.1*                     Agreement and Plan of Reorganization, dated as of January 8,
                                          1999, by and among Ticketmaster Online-CitySearch, Inc.,
                                          Nero Acquisition Corporation, Inc., CityAuction, Inc.,
                                          Andrew Rebele and Monica Lee, as amended.

                 4.1                      Registration Rights Agreement dated March 29, 1999, by and among Ticketmaster Online-CitySearch, Inc., Charter Venture
                                          Capital, GCA Investments, John Montgomery, Stephen Walther,
                                          Monica Lee and Andrew Rebele.

                 99.1                     Non-competition Agreement dated March 29, 1999, by and among
                                          Ticketmaster Online-CitySearch, Inc., CityAuction, Inc., and
                                          Andrew Rebele.

                 99.2                     Non-competition Agreement dated March 22, 1999, by and among
                                          Ticketmaster Online-CitySearch, Inc., CityAuction, Inc., and
                                          Monica Lee.

                 99.3                     Employment Agreement dated March 29, 1999, by and between
                                          Ticketmaster Online-CitySearch, Inc. and Andrew Rebele.

                 99.4                     Employment Agreement dated March 29, 1999 by and between
                                          Ticketmaster Online-CitySearch, Inc. and Monica Lee.


               ---------------------------------
               * Incorporated by reference to exhibits filed with Ticketmaster Online-CitySearch, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 000-25041), as filed with the Commission on March 31, 1999.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TICKETMASTER ONLINE-CITYSEARCH, INC.


Date:  April 29, 1999                    By: /s/ Douglas McPherson
                                            ---------------------------------
                                         Douglas McPherson
                                         Chief Legal Officer and
                                         Vice President, Business Development

                               INDEX TO EXHIBITS

              Exhibit No.                                          Description
       -------------------------          ---------------------------------------------------------------
                2.1*                      Agreement and Plan of Reorganization, dated as of January 8,
                                          1999, by and among Ticketmaster Online-CitySearch, Inc.,
                                          Nero Acquisition Corporation, Inc., CityAuction, Inc.,
                                          Andrew Rebele and Monica Lee, as amended.

                4.1                       Registration Rights Agreement dated March 29, 1999, by and among Ticketmaster Online-CitySearch, Inc., Charter Venture
                                          Capital, GCA Investments, John Montgomery, Stephen Walther,
                                          Monica Lee and Andrew Rebele.

                99.1                      Non-competition Agreement dated March 29, 1999, by and among
                                          Ticketmaster Online-CitySearch, Inc., CityAuction, Inc., and
                                          Andrew Rebele.

                99.2                      Non-competition Agreement dated March 22, 1999, by and among
                                          Ticketmaster Online-CitySearch, Inc., CityAuction, Inc., and
                                          Monica Lee.

                99.3                      Employment Agreement dated March 29, 1999, by and between
                                          Ticketmaster Online-CitySearch, Inc. and Andrew Rebele.

                99.4                      Employment Agreement dated March 29, 1999 by and between
                                          Ticketmaster Online-CitySearch, Inc. and Monica Lee.


       -----------------------------------------
       * Incorporated by reference to exhibits filed with Ticketmaster Online-CitySearch, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 000-25041), as filed with the Commission on March 31, 1999.